Exhibit 99.03

                   SIGNIFICANT FACTORS IMPACTING REPORTED EPS




                                            3 Months Ended March
                              -------------------------------------------------
                                   2003              2002            Change
                                   ----              ----            ------

Consolidated Earnings-            $0.41             $0.32             $0.09

Significant Factors:
Regulated Retail Business                                              0.03
Competitive Generation                                                 0.04
Synthetic Fuels                                                        0.00
Products and Services                                                  0.02
Leasing Business                                                       0.00
Parent Company and Other                                               0.01
Impact of Additional Shares                                           (0.01)
                                                                      ------
Total                                                                 $0.09
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